Exhibit 99.2

TSYS Announces Second Quarter 2005 Earnings
Page 4 of 9

------------------------------------------------------------------------------------------------------------------------------------
                                                     TSYS
                                             Financial Highlights
                                                 (Unaudited)
                                           (In thousands, except per share data)

                                          ---------------------------------------            --------------------------------------
                                                    Three Months Ended                                 Six Months Ended
                                                         June 30,                                          June 30,
                                          ---------------------------------------            --------------------------------------
                                                                        Percentage                                       Percentage
                                             2005          2004         Change                  2005          2004        Change
                                          ------------  ------------   ----------            -----------   -----------   ----------
Revenues
   Electronic payment processing
      services                            $   217,048       184,987         17.3 %         $    421,805       362,378        16.4 %
   Merchant services                           68,696         6,876        899.0                 95,801        13,241       623.5
   Other services                              45,324        41,827          8.4                 93,838        82,675        13.5
                                          ------------  ------------                         -----------   -----------
      Revenues before reimbursables           331,068       233,690         41.7                611,444       458,294        33.4
   Reimbursable items                          79,175        55,932         41.6                148,783       116,564        27.6
                                          ------------  ------------                         -----------   -----------
      Total revenues                          410,243       289,622         41.6                760,227       574,858        32.2
                                          ------------  ------------                         -----------   -----------
Expenses
   Employment expenses                        117,201        82,224         42.6                214,718       170,086        26.2
   Net occupancy & equipment expenses          68,496        66,493          3.0                133,889       124,542         7.5
   Other operating expense                     69,025        37,701         83.0                120,185        72,252        66.3
                                          ------------  ------------                         -----------   -----------
      Expenses before reimbursables           254,722       186,418         36.6                468,792       366,880        27.8
   Reimbursable items                          79,175        55,932         41.6                148,783       116,564        27.6
                                          ------------  ------------                         -----------   -----------
      Total operating expenses                333,897       242,350         37.8                617,575       483,444        27.7
                                          ------------  ------------                         -----------   -----------
Operating Income                               76,346        47,272         61.5                142,652        91,414        56.0
                                          ------------  ------------                         -----------   -----------
Other Income:
   Interest income                              1,078           537        100.8                  2,297         1,042       120.5
   Interest expense                              (105)          (39)       172.0                   (175)         (782)      (77.6)
   Loss on foreign currency translation,
      net                                        (494)          (30)          nm                   (827)         (101)      716.7
                                          ------------  ------------                         -----------   -----------
    Other Income (Expense)                        479           468          2.3                  1,295           159       717.1
                                          ------------  ------------                         -----------   -----------
Income before Income Taxes, Minority
   Interest and Equity in Income of
   Joint Ventures                              76,825        47,740         60.9                143,947        91,573        57.2
Income Taxes                                   26,729        18,471         44.7                 51,409        35,226        45.9
Minority Interest                                 (43)          (67)       (36.3)                  (112)         (160)      (29.8)
Equity in Income of  Joint Ventures               590         6,684        (91.2)                 4,340        12,260       (64.6)
                                          ------------  ------------                         -----------   -----------
Net Income                                $    50,643        35,886         41.1 %         $     96,766        68,447        41.4 %
                                          ============  ============                         ===========   ===========
Basic Earnings Per Share                  $      0.26          0.18         41.0 %         $       0.49          0.35        41.2 %
                                          ============  ============                         ===========   ===========
Diluted Earnings Per Share                $      0.26          0.18         41.0 %         $       0.49          0.35        41.3 %
                                          ============  ============                         ===========   ===========

Dividend Declared Per Share               $      0.06          0.04                        $       0.10          0.06
                                          ============  ============                         ===========   ===========
Average Common Shares Outstanding             197,078       196,846                             197,050       196,845
                                          ============  ============                         ===========   ===========
Average Common and Common
   Equivalent Shares Outstanding              197,295       197,175                             197,265       197,195
                                          ============  ============                         ===========   ===========
Effective Tax Rate                              34.8%         34.2%                               35.0%         34.2%
                                          ============  ============                         ===========   ===========

----------------------------------------------------------------------------------------------------------------------
                                      EFFECTIVE INCOME TAX RATE CALCULATION
----------------------------------------------------------------------------------------------------------------------

Income taxes (A)                          $    26,729        18,471                        $     51,409        35,226
                                          ============  ============                         ===========   ===========

Income before Income Taxes,
   Minority Interest and Equity in
   Income of Joint Ventures               $    76,825        47,740                        $    143,947        91,573
   Adjustments: Equity in Income of Vital           -         6,366                               3,241        11,567
     Minority Interest                            (43)          (67)                               (112)         (160)
                                          ------------  ------------                         -----------   -----------
   Adjusted Income before income taxes (B)$    76,782        54,039                        $    147,076       102,980
                                          ============  ============                         ===========   ===========
Effective Tax Rate (A/B)                         34.8%         34.2%                               35.0%         34.2%
                                          ============  ============                         ===========   ===========

nm = not meaningful
                                                   - more -

TSYS Announces Second Quarter 2005 Earnings
Page 5 of 9

------------------------------------------------------------------------------------------------------------------------------------
                                                                       TSYS
                                                                 Segment Breakdown
                                                                    (Unaudited)
                                                                   (In thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                    Three Months Ended June 30, 2005                       Three Months Ended June 30, 2004
                          ---------------------------------------------------   ----------------------------------------------------
                          Domestic-      International-  Merchant               Domestic-      International-   Merchant
                          based support  based support   Processing  Consoli-   based support  based support    Processing  Consoli-
                          services       services        Services      dated    services       services         Services     dated
                          ---------------------------------------------------   --------------------------------------------------
Revenue before
   reimbursables           $    239,567     30,480       64,864      334,911         207,894           25,796         -     233,690
Intersegment revenue             (3,797)         -          (46)      (3,843)              -                -         -           -
                             -----------------------------------------------     --------------------------------------------------
   Revenues before
    reimbursables from
    external customers     $    235,770     30,480       64,818      331,068         207,894           25,796         -     233,690
                             ===============================================     ==================================================
Total revenue              $    305,284     35,128       76,103      416,515         262,113           27,511         -     289,624
Intersegment revenue             (6,226)         -          (46)      (6,272)             (2)               -         -          (2)
                             -----------------------------------------------     --------------------------------------------------
   Revenues from external
    customers              $    299,058     35,128       76,057      410,243         262,111           27,511         -     289,622
                             ===============================================     ==================================================
Depreciation and
   amortization            $     28,096      4,248        4,439       36,783          23,484            3,187         -      26,671
                             ===============================================     ==================================================
Segment operating income   $     63,099       (835)      14,082       76,346          40,498            6,774         -      47,272
                             ===============================================     ==================================================
Income tax expense         $     21,897       (572)       5,404       26,729          13,758            2,537     2,176      18,471
                             ===============================================     ==================================================
Equity in income of
   joint ventures          $          -        590            -          590               -              318     6,366       6,684
                             ===============================================     ==================================================
Net Income                 $     42,118       (336)       8,861       50,643          27,212            4,485     4,189      35,886
                             ===============================================     ==================================================
Identifiable assets           1,239,956    180,384      200,936    1,621,276
Intersegment assets            (298,461)        (1)          (4)    (298,466)
                            ------------------------------------------------
      Total assets              941,495    180,383      200,932    1,322,810
                            ================================================

                                    Six Months Ended June 30, 2005                            Six Months Ended June 30, 2004
                          ---------------------------------------------------   ----------------------------------------------------
                          Domestic-      International-  Merchant               Domestic-      International-   Merchant
                          based support  based support   Processing  Consoli-   based support  based support    Processing  Consoli-
                          services       services        Services      dated    services       services         Services     dated
                          ---------------------------------------------------   --------------------------------------------------
Revenue before
   reimbursables           $    469,089     61,328       86,152      616,569         409,512           48,782         -     458,294
Intersegment revenue             (5,079)         -          (46)      (5,125)              -                -         -           -
                             -----------------------------------------------     --------------------------------------------------
   Revenues before
    reimbursables from
    external customers     $    464,010     61,328       86,106      611,444         409,512           48,782         -     458,294
                             ===============================================     ==================================================
Total revenue              $    595,810     71,743      100,929      768,482         522,733           52,129         -     574,862
Intersegment revenue             (8,209)         -          (46)      (8,255)             (4)               -         -          (4)
                             -----------------------------------------------     --------------------------------------------------
   Revenues from external
    customers              $    587,601     71,743      100,883      760,227         522,729           52,129         -     574,858
                             ===============================================     ==================================================
Depreciation and
   amortization            $     55,555      8,016        5,951       69,522          46,763            6,018         -      52,781
                             ===============================================     ==================================================
Segment operating income   $    123,511      2,006       17,135      142,652          80,071           11,343         -      91,414
                             ===============================================     ==================================================
Income tax expense         $     42,628      1,067        7,714       51,409          27,140            4,130     3,956      35,226
                             ===============================================     ==================================================
Equity in income of
   joint ventures          $          -      1,099        3,241        4,340               -              693    11,567      12,260
                             ===============================================     ==================================================
Net Income                 $     82,441      1,419       12,906       96,766          53,236            7,602     7,609      68,447
                             ===============================================     ==================================================

 Note: Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include Vital's merchant processing and related services.
                                              - more -

TSYS Announces Second Quarter 2005 Earnings
Page 6 of 9

--------------------------------------------------------------------------------------------------------------
                                        TSYS
                                     Balance Sheet
                                      (Unaudited)
                                    (In thousands)
--------------------------------------------------------------------------------------------------------------
                                                                             June 30,        December 31,
                                                                               2005              2004
                                                                         -------------------------------------
Assets
  Current assets:
      Cash and cash equivalents                                       $           143,725             231,806
      Restricted cash                                                              27,841              24,993
      Accounts receivable, net                                                    209,546             144,827
      Deferred income tax assets                                                    6,169              10,791
      Prepaid expenses and other current assets                                    48,135              35,739
                                                                        -------------------------------------
        Total current assets                                                      435,416             448,156
  Property and equipment, net                                                     272,092             263,584
  Computer software, net                                                          290,585             268,647
  Contract acquisition costs, net                                                 159,767             132,428
  Equity investments, net                                                           3,888              54,400
  Goodwill, net                                                                   111,988              70,561
  Other intangible assets, net                                                     15,323               4,692
  Other assets                                                                     33,751              39,475
                                                                         -------------------------------------
        Total assets                                                  $         1,322,810           1,281,943
                                                                         =====================================

 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                                $            45,762              75,188
      Accrued salaries and employee benefits                                       47,821              46,725
      Current portion of debt and obligations under capital leases                  2,123               1,828
      Other current liabilities                                                   155,760             154,162
                                                                         -------------------------------------
        Total current liabilities                                                 251,466             277,903
    Obligations under capital leases excluding current portion                      3,455               4,508
    Long-term debt                                                                     91                   -
    Deferred income tax liabilities                                               126,698             131,106
                                                                         -------------------------------------
        Total liabilities                                                         381,710             413,517
                                                                         -------------------------------------
 Minority interests in consolidated subsidiaries                                    3,809               3,814
                                                                         -------------------------------------
 Shareholders' Equity:
    Common stock                                                                   19,781              19,759
    Additional paid-in capital                                                     45,357              44,732
    Accumulated other comprehensive income                                         10,006              15,373
    Treasury stock                                                                (13,233)            (13,573)
    Retained earnings                                                             875,380             798,321
                                                                        -------------------------------------
        Total shareholders' equity                                                937,291             864,612
                                                                         ------------------------------------
        Total liabilities and shareholders' equity                    $         1,322,810           1,281,943
                                                                         =====================================


                                             - more -

TSYS Announces Second Quarter 2005 Earnings
Page 7 of 9

----------------------------------------------------------------------------------------------------------------------------
                                                             TSYS
                                                           Cash Flow
                                                           (Unaudited)
                                                          (In thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Six Months Ended June 30:
                                                                                    ----------------------------------
                                                                                           2005             2004
                                                                                    ----------------------------------
Cash flows from operating activities:
   Net income                                                              $              96,766             68,447
   Adjustments to reconcile net income to net cash provided by operating activities:
       Minority interests in consolidated subsidiaries' net income                           112                160
       Equity in income of joint ventures                                                 (4,340)           (12,260)
       Loss on currency translation adjustments, net                                         827                101
       Depreciation and amortization                                                      69,522             52,781
       Impairment of developed software                                                    3,137             10,059
       Charges for (recoveries of) bad debt expense and billing
          adjustments                                                                      2,688             (1,373)
       Charges for transaction processing provisions                                       4,595              4,865
       Deferred income tax expense (benefit)                                               4,622              9,938
       Loss on disposal of equipment, net                                                  1,725                378
 (Increase) decrease in:
        Accounts receivable                                                              (35,782)             4,950
        Prepaid expenses and other assets                                                  1,142            (17,645)
 Increase (decrease) in:
         Accounts payable                                                                (47,132)            10,759
         Accrued salaries and employee benefits                                          (15,124)           (13,811)
         Billings in excess of costs and profits on uncompleted contracts                      -            (16,166)
         Other current liabilities                                                       (41,299)            11,272
                                                                                    ----------------------------------
           Net cash provided by operating activities                                      41,459            112,455
                                                                                    ----------------------------------

 Cash flows from investing activities:
   Purchase of property and equipment, net                                               (20,383)           (39,326)
   Additions to licensed computer software from vendors                                  (12,020)           (14,001)
   Additions to internally developed computer software                                    (9,015)            (3,703)
   Cash acquired in acquisition                                                           38,799                  -
   Cash used in acquisition                                                              (95,538)                 -
   Dividends received from joint ventures                                                  1,659             15,876
   Contract acquisition costs                                                            (10,981)            (3,283)
                                                                                  ----------------------------------
           Net cash used in investing activities                                        (107,479)           (44,437)
                                                                                  ----------------------------------

 Cash flows from financing activities:
   Purchases of common stock                                                                   -             (1,188)
   Proceeds from borrowings of long-term debt                                             47,660                  -
   Principal payments on long-term debt borrowings                                       (47,650)                 -
   Principal payments on capital lease obligations and software obligations                 (791)           (42,039)
   Dividends paid on common stock                                                        (19,707)            (7,873)
   Proceeds from exercise of stock options                                                   427              1,192
                                                                                  ----------------------------------
            Net cash used in financing activities                                        (20,061)            (49,908)
                                                                                  ----------------------------------
  Effect of foreign currency translation on cash and cash equivalents                     (2,000)                946
                                                                                  ----------------------------------
            Net decrease in cash and cash equivalents                                    (88,081)             19,056
 Cash and cash equivalents at beginning of year                                          231,806             122,874
                                                                                  ----------------------------------
 Cash and cash equivalents at end of period                                $             143,725             141,930
                                                                                  ==================================


                                          - more -

TSYS Announces Second Quarter 2005 Earnings
Page 8 of 9

 Geographic Area Data:
 The following geographic area data represents revenues for the three months ended June 30 based on where the client is domiciled:

                                                       Three Months Ended June 30,
                                           -------------------------------------------------
                                               2005          %             2004        %
                                           -------------------------------------------------
                 (dollars in millions):
                          United States  $        350.1        85.3 %         237.2    81.9 %
                                 Europe            31.3         7.6            24.2     8.4
                                Canada*            22.4         5.5            21.3     7.3
                                  Japan             3.9         1.0             3.4     1.2
                                 Mexico             1.7         0.4             2.9     1.0
                                  Other             0.8         0.2             0.6     0.2
                                          -------------------------------------------------
                                         $        410.2       100.0 %         289.6   100.0 %
                                           =================================================

 The following geographic area data represents revenues for the six months ended
     June 30 based on where the client is domiciled:

                                                         Six Months Ended June 30,
                                            -------------------------------------------------
                                               2005          %             2004        %
                                            -------------------------------------------------
                 (dollars in millions):
                          United States  $        640.1        84.2 %         474.3    82.5 %
                                 Europe            64.4         8.5            45.5     7.9
                                Canada*            43.5         5.7            41.0     7.1
                                  Japan             7.6         1.0             6.9     1.2
                                 Mexico             3.4         0.4             5.8     1.0
                                  Other             1.2         0.2             1.4     0.3
                                           -------------------------------------------------
                                         $        760.2       100.0 %         574.9   100.0 %
                                           =================================================

 Geographic Area Revenue by Operating Segment:
 The following tables reconcile segment revenues to revenues by reporting segment for the three months ended June 30:

                                                                  Three Months Ended June 30,
                                           ----------------------------------------------------------------------
                                                Domestic-based          International-based    Merchant processing
                                                support services          support services          services
                                           ----------------------------------------------------------------------
                                                 2005        2004            2005      2004      2005       2004
                                           ----------------------------------------------------------------------
                 (dollars in millions):
                          United States  $        274.3       237.2               -       -        75.8        -
                                 Europe             0.1         0.1            31.2    24.1           -        -
                                Canada*            22.3        21.3               -       -         0.1        -
                                  Japan               -           -             3.9     3.4           -        -
                                 Mexico             1.7         2.9               -       -           -        -
                                  Other             0.6         0.6               -       -         0.2        -
                                          ----------------------------------------------------------------------
                                         $        299.0       262.1            35.1    27.5        76.1        -
                                           ======================================================================

The following tables reconcile segment revenues to revenues by reporting segment for the six months ended June 30:

                                                                 Six Months Ended June 30,
                                           ----------------------------------------------------------------------
                                                Domestic-based          International-based    Merchant processing
                                                support services          support services          services
                                           ----------------------------------------------------------------------
                                                 2005        2004            2005      2004      2005       2004
                                           ----------------------------------------------------------------------
                 (dollars in millions):
                          United States  $        539.6       474.3               -       -       100.5        -
                                 Europe             0.3         0.2            64.1    45.3           -        -
                                Canada*            43.3        41.0               -       -         0.2        -
                                  Japan               -           -             7.6     6.9           -        -
                                 Mexico             3.4         5.8               -       -           -        -
                                  Other             1.0         1.4               -       -         0.2        -
                                          ----------------------------------------------------------------------
                                         $        587.6       522.7            71.7    52.2       100.9        -
                                           ======================================================================

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.
                                         - more -

TSYS Announces Second Quarter 2005 Earnings
Page 9 of 9

Supplemental Information:
                                                                          Accounts on File at June 30:
                                                    ------------------------------------------------------------------------
                                                           2005          %              2004           %          % Change
                                                    ------------------------------------------------------------------------
                                (in millions):
                                      Consumer                230.0     59.2   %           152.0      53.0 %          51.3
                                        Retail                 92.2     23.7                86.5      30.1             6.5
                                    Commercial                 28.8      7.4                22.9       8.0            26.1
                       Government services/EBT                 17.1      4.4                14.6       5.1            16.9
                                  Stored Value                 13.2      3.4                 4.5       1.5           196.2
                                         Debit                  7.3      1.9                 6.5       2.3            11.5
                                                   --------------------------------------------------------
                                                              388.6    100.0   %           287.0     100.0 %          35.4
                                                   ========================================================

                                                      June 30, 2005                 June 30, 2004
                                                   -----------------             ----------------
QTD Average Accounts on File (in millions)                    380.7                        285.0
YTD Average Accounts on File (in millions)                    348.2                        281.6


                                                                          Accounts on File at June 30:
                                                   ------------------------------------------------------------------------
                                                         2005          %              2004           %          % Change
                                                   ------------------------------------------------------------------------
                                (in millions):
                                      Domestic                335.5     86.3   %           240.1      83.7 %          39.7
                                 International                 53.1     13.7                46.9      16.3            13.2
                                                   --------------------------------------------------------
                                                              388.6    100.0   %           287.0     100.0 %          35.4
                                                   ========================================================

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
-----------------------------------------------
                                                       June 2004 to                   June 2003 to
                                                        June 2005                       June 2004
                                                   -----------------             ----------------
Beginning balance                                             287.0                        262.5
Change in accounts on file due to:
           Internal growth of existing clients                 38.5                         29.6
                                   New clients                 69.3                          6.6
                                  Purges/Sales                 (5.0)                        (7.4)
                                 Deconversions                 (1.2)                        (4.3)
                                                   -----------------             ----------------
Ending balance                                                388.6                        287.0
                                                   =================             ================


 Number of Employees (FTEs):                             2005                         2004
-----------------------------------------------    -----------------             ----------------
 At June 30,                                             6,475                        5,519
 Quarterly average for period ended June 30,             6,432                        5,504
 YTD average for period ended June 30,                   6,111                        5,564


                                                        - ### -